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                                                                    EXHIBIT 10.3

                    1998 KEY EMPLOYEE STOCK PERFORMANCE PLAN

                                       OF

                                   CONOCO INC.

                    (AS AMENDED EFFECTIVE AS OF MAY 12, 1999)


                  1. Plan. This 1998 Key Employee Stock Performance Plan of Conoco Inc. (the "Plan") was adopted by Conoco Inc. (the "Company") to reward certain employees of the Company by enabling them to acquire shares of common stock of the Company or receive payments determined by reference to such common stock, and the Plan has been amended effective May 12, 1999.

                  2. Objectives. The purpose of this 1998 Stock Performance Plan of Conoco Inc. is to further the interests of the Company, its Subsidiaries and its shareholders by providing incentives in the form of awards to employees and to provide for issuance of awards in connection with the "Option Program" under which certain existing DuPont awards will be canceled at the election of the holder. Such awards will give Participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company's continued success and progress.

                  3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

                  "Authorized Officer" means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement, where applicable).

                  "Award" means any Option or SAR granted to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan

                  "Award Agreement" means a written agreement setting forth the terms, conditions and limitations applicable to an Award.

                  "Board" means the Board of Directors of the Company.

                  "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company.


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                  "Class B Common Stock" means the Class B Common Stock, par value $.01 per share, of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer the Plan; provided, however, that prior to the IPO Closing Date, Committee shall mean the Compensation Committee of the Board of Directors of DuPont, except for purposes of any action to be taken by the Committee under the Option Program or with respect to Option Program Awards.

                  "Common Stock" means the Class A Common Stock or Class B Common Stock, except where the context requires that the reference is to one of such classes.

                  "Company" means Conoco Inc., a Delaware corporation.

                  "Director" means an individual serving as a member of the Board.

                  "DuPont" means E. I. du Pont de Nemours and Company, a Delaware corporation.

                  "DuPont Award" means an option or stock appreciation right granted by DuPont pursuant to the DuPont Stock Performance Plan, the DuPont Variable Compensation Plan, the DuPont Corporate Sharing Plan or the Conoco Unit Option Plan.

                  "Employee" means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and is expected to become such an employee within the following six months.

                  "Fair Market Value" of a share of Class A Common Stock or Class B Common Stock means, as of a particular date, (i) if shares of that class of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of such Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of such Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise,
(ii) if shares of that class of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of such class of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the Nasdaq National Market at the time of exercise, (iii) if that class of Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the next succeeding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated or (iv) if shares of that class of Common Stock are not publicly traded, the most recent


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value determined by an independent appraiser appointed by the Company for such purpose; provided that, notwithstanding the foregoing, "Fair Market Value" in the case of any Award granted in connection with the IPO means the price per share of Common Stock set on the IPO Pricing Date, as set forth in the final prospectus relating to the IPO.

                  "Grant Date" means the date an Award is granted to a Participant pursuant to the Plan.

                  "Grant Price" means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

                  "Incentive Stock Option" means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

                  "IPO" means the first time a registration statement filed under the Securities Act of 1933 and respecting an underwritten primary offering by the Company of shares of Common Stock is declared effective under that Act and the shares registered by that registration statement are issued and sold by the Company (otherwise than pursuant to the exercise of any overallotment option).

                  "IPO Closing Date" means the date on which the Company first receives payment for the shares of Common Stock it sells in the IPO.

                  "IPO Pricing Date" means the date of the execution and delivery of an underwriting or other purchase agreement among the Company and the underwriters relating to the IPO setting forth the price at which shares of Common Stock will be issued and sold by the Company to the underwriters and the terms and conditions thereof.

                  "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

                  "Option" means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which may be an Incentive Stock Option or a Nonqualified Stock Option.

                  "Option Program" means a program involving the cancellation of certain existing DuPont Awards, and the issuance upon such cancellation of comparable awards with respect to Class A Common Stock, in which certain employees will be given the option to participate in connection with the IPO.

                  "Option Program Award" means an Option or SAR granted pursuant to Section 8(c) in connection with the Option Program.

                  "Participant" means an Employee to whom an Award has been granted under this Plan.

                  "Stock Appreciation Right" or "SAR" means a right to receive a payment, in cash or in Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a


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specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price, in each case, as determined by the Committee.

                  "Subsidiary" means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

                  4. Eligibility. All Employees are eligible for the grant of Awards under this Plan.

                  5. Common Stock Available for Awards.

                  (a) Subject to the provisions of paragraph 14 hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding (after giving effect to the grant of the Award in question) to exceed the greater of (a) 18,000,000 shares or (b) 3.0% of the number of shares of Common Stock (including both Class A and Class B) outstanding at the time of granting such Award. No more than 6,000,000 shares of Class A Common Stock and Class B Common Stock (in the aggregate) shall be available for Incentive Stock Options. The number of shares of Common Stock that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant, shall again immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

                  (b) Option Program Awards shall not be subject to the limitations in paragraph 8(b), nor shall such Awards count against the limitations on Common Stock available for Awards set forth in paragraph 5(a). Option Program Awards shall be subject to such terms and conditions as the Committee may establish in accordance with Section 8(c), but shall in all events comply with the applicable provisions of that certain Restructuring, Transfer, and Separation Agreement to which the Company and DuPont are parties and shall in all respects comply with the provisions of Exhibit 10.3 thereto (the Employee Matters Agreement).

                  6. Administration.

                  (a) The Plan shall be administered by the Committee.



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                  (b) The Committee shall have full and exclusive power and
         authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions applicable to an Award, waive any restriction or other provision of this Plan or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant. The Committee may grant an Award to an Employee who it expects to become an employee of the Company or any of its Subsidiaries within the following six months, with such Award being subject to the individual's actually becoming an employee within such time period, and subject to such other terms and conditions as may be established by the Committee. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

                  (c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

                  7. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

                  8. Awards.

                  (a) The Committee shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this paragraph 8(a) and may be granted singly, in combination or in tandem. Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the


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         Company or any of its Subsidiaries, including the plan of any acquired entity. An Award may provide for the grant or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award granted to a Participant. All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant, any unexercised, deferred, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement.

                           (i) Options. An Award may be in the form of an
                  Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. The Grant Price of an Incentive Stock Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant Price, the term of the Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

                           (ii) Stock Appreciation Rights. An Award may be in
                  the form of an SAR. The terms, conditions and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the Grant Price, the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

                  (b) Notwithstanding anything to the contrary contained in this Plan excluding paragraph 5(b), no Participant may be granted, during any calendar year, Awards that are exercisable for more than 200,000 shares of Common Stock (whether Class A Common Stock, Class B Common Stock, or a combination of such classes).

                  (c) Holders of DuPont Awards who elect to participate in the Option Program may be granted Option Program Awards under this Plan. An Option Program Award shall generally be subject to the same terms and conditions as the canceled DuPont Award, with appropriate adjustments to exercise price and the number of shares subject to the Option Program Award, subject to such other terms as are determined by the Committee.

                  9. Payment of Awards.

                  (a) General. Payment made to a Participant pursuant to an Award may be made in the form of cash or the appropriate class of Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions.

                  (b) Deferral. With the approval of the Committee, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum


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         payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards or any other compensation otherwise payable by the Company in accordance with procedures established by the Committee and may provide that such deferred compensation may be payable in shares of Common Stock. Any deferred payment pursuant to an Award, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

                  (c) Substitution of Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

                  (d) Cash-out of Awards. At the discretion of the Committee, an Award may be settled by a cash payment equal to the difference between the Fair Market Value per share of the applicable class of Common Stock on the date of exercise and the Grant Price of the Award, multiplied by the number of shares with respect to which the Award is exercised.

                  10. Option Exercise. The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this paragraph.

                  11. Taxes. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any payment hereunder and withhold, at the time of delivery of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Participant to permit the payment of taxes required by law.

                  12. Amendment, Modification, Suspension or Termination of the Plan. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and


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(ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is required by applicable legal requirements.

                  13. Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 13 shall be null and void.

                  14. Adjustments.

                  (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

                  (b) In the event of any subdivision or consolidation of outstanding shares of either class of Common Stock, declaration of a dividend payable in shares of either class of Common Stock or other stock split, then (i) the number of shares of such class of Common Stock reserved under this Plan, (ii) the number of shares of such class of Common Stock covered by outstanding Awards, (iii) the Grant Price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Award limitations shall each be proportionately adjusted by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting any class of Common Stock or any distribution to holders of any class of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of such class of Common Stock covered by Awards, (ii) the Grant Price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Award limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (x) to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment or (y) to cancel Awards that are Options or SARs and give the Participants

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         who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation.

                  15. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

                  16. Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

                  17. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

                  18. Effectiveness. The Plan, as approved by the Board, was effective as of October 16, 1998. This Plan was approved by the stockholder of the Company on October 19, 1998. The amendments to the Plan to permit the grant of Awards denominated in Class B Common Stock shall be effective on May 12, 1999 and are conditioned upon the approval of the stockholders of the Company prior to December 31, 1999.


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